Exhibit 99.1

Fortress Biotech Reports Third Quarter 2018 Financial Results and Recent Corporate Highlights

New York, NY – November 9, 2018 – Fortress Biotech, Inc. (NASDAQ: FBIO) (“Fortress”), a biopharmaceutical company dedicated to acquiring, developing and commercializing novel pharmaceutical and biotechnology products, today announced financial results and recent corporate highlights for the third quarter ended September 30, 2018.

Lindsay A. Rosenwald, M.D., Fortress’ Chairman, President and Chief Executive Officer, said, “Fortress and our subsidiaries continued to achieve important corporate and clinical milestones in the third quarter of 2018. Mustang Bio expanded its pipeline into gene therapy by securing an exclusive worldwide license for the development of a potentially first-in-class ex vivo lentiviral gene therapy for the treatment of X-linked severe combined immunodeficiency (“X-SCID”) from St. Jude Children’s Research Hospital (“St. Jude”). Additionally, Checkpoint Therapeutics announced positive interim safety and efficacy data from its Phase 1/2 clinical trial of CK-101, a third-generation epidermal growth factor receptor (“EGFR”) inhibitor being evaluated in advanced non-small cell lung cancer (“NSCLC”). Finally, Cyprium Therapeutics’ product candidate for patients diagnosed with classic Menkes disease, CUTX-101, was granted Fast Track Designation by the U.S. Food and Drug Administration (“FDA”). We plan to continue to acquire and develop compelling and, in some instances, potentially life-saving product candidates, which could lead to maximizing shareholder value.”

Financial Results:

•	As of September 30, 2018, Fortress’ consolidated cash, cash equivalents, short-term investments (certificates of deposit), cash deposits with clearing organizations and restricted cash totaled $136.1 million, compared to $168.3 million as of December 31, 2017, a decrease of $32.2 million year-to-date.

•	Net revenue totaled $63.7 million for the third quarter of 2018, compared to $46.9 million for the third quarter of 2017. Total revenue as of September 30, 2018 includes $5.2 million of Fortress revenue, primarily from the sale of Journey Medical Corporation products, and $58.5 million of revenue from National Holdings Corporation[1] (“National Holdings”). Total revenue as of September 30, 2017 included $2.5 million of Fortress revenue and $44.4 million of revenue from National Holdings.

•	Research and development expenses were $16.1 million for the third quarter of 2018, of which $15.1 million was related to Fortress Companies. This compares to $15.9 million for the third quarter of 2017, of which $14.2 million was related to Fortress Companies. Non-cash, stock-based compensation expenses included in research and development were $1.8 million for the third quarter of 2018, compared to $1.6 million for the third quarter of 2017.

•	Research and development expenses from license acquisitions were $3.7 million for the third quarter of 2018, compared to $0.3 million for the third quarter of 2017.

•	General and administrative expenses were $12.2 million for the third quarter of 2018, of which $7.4 million was related to Fortress Companies. This compares to $15.1 million for the third quarter of 2017, of which $10.5 million was related to Fortress Companies. Non-cash, stock-based compensation expenses included in general and administrative expenses were $2.3 million for the third quarter of 2018, compared to $2.6 million for the third quarter of 2017.

•	National Holdings’ operating expenses totaled $55.2 million for the third quarter of 2018, compared to $47.7 million for the third quarter of 2017.

•	Net loss attributable to common stockholders was $16.6 million, or $0.37 per share, for the third quarter of 2018, compared to a net loss attributable to common stockholders of $27.1 million, or $0.67 per share, for the third quarter of 2017. For the first nine months of 2018, net loss attributable to common stockholders was $59.3 million or $1.36 per share, compared to $56.5 million or $1.39 per share in the first nine months of 2017.

Recent Fortress and Fortress Company Highlights:

Aevitas Therapeutics, Inc.

•	In August 2018, Aevitas announced that it entered into a sponsored research agreement with the laboratory of Wenchao Song, Ph.D., at the University of Pennsylvania to evaluate Aevitas’ adeno-associated virus (“AAV”) gene therapy technology in the university’s proprietary animal models of complement-mediated diseases.

Caelum Biosciences, Inc.

•	In November 2018, Caelum announced that global longitudinal strain (“GLS”) data from the Phase 1b study of CAEL-101 (a light chain fibril-reactive monoclonal antibody 11-1F4) in patients with amyloid light chain (“AL”) amyloidosis and imaging data from a pre-clinical study have been selected for two oral presentations at the 60th American Society of Hematology (“ASH”) Annual Meeting, to be held December 1-4, 2018, in San Diego.

Checkpoint Therapeutics, Inc.

•	In September 2018, Checkpoint announced positive interim safety and efficacy data from its Phase 1/2 clinical trial of CK-101, a third-generation EGFR tyrosine kinase inhibitor (“TKI”) being evaluated in advanced NSCLC. The data were presented in an oral presentation at the International Association for the Study of Lung Cancer (“IASLC”) 19th World Conference on Lung Cancer in Toronto. CK-101 was well tolerated across multiple dose groups and safe. Durable anti-tumor activity was observed, particularly in treatment-naïve EGFR mutation-positive NSCLC patients.
•	In October 2018, Checkpoint appointed Christian Béchon to its Board of Directors.

Cyprium Therapeutics, Inc.

•	In July 2018, Cyprium announced that the FDA granted Fast Track Designation to CUTX-101, a product candidate for patients diagnosed with classic Menkes disease who have not demonstrated significant clinical progression.
•	In September 2018, Cyprium announced the publication of preclinical data on AAV-based gene therapy combined with subcutaneous CUTX-101 (“Copper Histidinate”) for Menkes disease in Molecular Therapy: Methods & Clinical Development.

Mustang Bio, Inc.

•	In July 2018, Mustang completed a pre-Investigational New Drug (“pre-IND”) meeting with the FDA for MB-102 (“CD123 CAR T”). Based on the meeting, Mustang expects to file an IND in the fourth quarter of 2018 to support a Phase 1/2 trial of MB-102 in acute myeloid leukemia, blastic plasmacytoid dendritic cell neoplasm and high-risk myelodysplastic syndrome.
•	In August 2018, Mustang announced that it entered into an exclusive worldwide license agreement with St. Jude for the development of a potentially first-in-class ex vivo lentiviral gene therapy for the treatment of X-SCID, also known as bubble boy disease. The therapy is currently being evaluated in a Phase 1/2 multicenter trial in infants under the age of two. This study is the world’s first lentiviral gene therapy trial for infants with X-SCID. The therapy is also being investigated in patients over the age of two in a second Phase 1/2 trial at the National Institutes of Health (“NIH”).
•	In October 2018, Mustang appointed Martina A. Sersch, M.D., Ph.D., as Chief Medical Officer.
•	Also in October 2018, Mustang announced that a first-of-its-kind Phase 1 clinical trial evaluating the safety and effectiveness of intraventricular delivery of CAR T cells to the brains of patients with HER2-positive breast cancer with brain metastases has been initiated at City of Hope. In addition, Mustang announced that City of Hope has dosed the first patient in a Phase 1 clinical trial of HER2-specific CAR T cells in treating recurrent or refractory grade III-IV glioma. The trial will evaluate the side effects and best dose of HER2-specific CAR T cells in treating patients with grade III-IV glioma that has come back or does not respond to treatment.

About Fortress Biotech

Fortress is a biopharmaceutical company dedicated to acquiring, developing and commercializing novel pharmaceutical and biotechnology products. Fortress develops and commercializes products both within Fortress and through certain subsidiary companies, also known as Fortress Companies. In addition to its internal development programs, Fortress leverages its biopharmaceutical business expertise and drug development capabilities and provides funding and management services to help the Fortress Companies achieve their goals. Fortress and the Fortress Companies may seek licensing arrangements, acquisitions, partnerships, joint ventures and/or public and private financings to accelerate and provide additional funding to support their research and development programs. For more information, visit www.fortressbiotech.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; uncertainties relating to preclinical and clinical testing; risks relating to the timing of starting and completing clinical trials; our dependence on third-party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law.

Company Contact:

Jaclyn Jaffe

Fortress Biotech, Inc.

(781) 652-4500

ir@fortressbiotech.com

Investor Relations Contact:

Jeremy Feffer

Managing Director, LifeSci Advisors, LLC

(212) 915-2568

jeremy@lifesciadvisors.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 940-0135

tplohoros@6degreespr.com

1 Fortress acquired approximately 56 percent of National Holdings in September 2016.

FORTRESS BIOTECH, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
($ in thousands except for share and per share amounts)

	September 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$95,867	$113,915
Accounts receivable	5,431	7,758
Short-term investments (certificates of deposit)	22,538	36,002
Cash deposits with clearing organizations	336	1,041
Receivables from broker-dealers and clearing organizations	11,884	7,395
Forgivable loans receivable	1,610	1,616
Securities owned, at fair value	6,675	1,985
Inventory	674	171
Other receivables - related party	414	618
Prepaid expenses and other current assets	14,089	12,680
Total current assets	159,518	183,181

Property and equipment, net	14,642	9,513
Restricted cash	17,358	17,387
Long-term investments, at fair value	–	1,390
Intangible assets	13,935	15,223
Goodwill	18,645	18,645
Other assets	821	611
Total assets	$224,919	$245,950

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$37,345	$36,127
Accounts payable and accrued expenses - related party	153	222
Accrued commissions and payroll payable	11,974	10,065
Deferred clearing and marketing credits	629	786
Securities sold, not yet purchased, at fair value	24	151
Warrants issued - National	–	5,597
Interest payable	613	887
Interest payable - related party	94	97
Notes payable, short-term (net of debt discount of $447 and $973 at September 30, 2018 and December 31, 2017, respectively)	9,054	8,528
Subsidiary convertible note, short-term, at fair value	10,657	4,700
Deferred revenue	155	–
Derivative warrant liability	–	87
Other current liabilities	77	181
Total current liabilities	70,775	67,428

Notes payable, long-term (net of debt discount of $445 and $62 at September 30, 2018 and December 31, 2017, respectively)	64,546	43,222
Subsidiary convertible note, long-term, at fair value	–	10,059
Other long-term liabilities	4,961	4,739
Total liabilities	140,282	125,448

Stockholders’ equity
Preferred stock, $0.001 par value, 15,000,000 authorized, 5,000,000 designated Series A shares, 1,000,000 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively; liquidation value of $25.00 per share	1	1
Common stock, $0.001 par value, 100,000,000 shares authorized, 56,183,480 and 50,991,285 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively	56	51
Common stock issuable, 347,684 and 158,015 shares as of September 30, 2018 and December 31, 2017, respectively	495	500
Additional paid-in-capital	408,615	364,148
Accumulated deficit	(371,394)	(312,127)
Total stockholders’ equity attributed to the Company	37,773	52,573

Non-controlling interests	46,864	67,929
Total stockholders’ equity	84,637	120,502
Total liabilities and stockholders’ equity	$224,919	$245,950

FORTRESS BIOTECH, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
($ in thousands except for share and per share amounts)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue
Fortress
Product revenue, net	$5,168	$2,170	$17,366	$8,309
Revenue - from a related party	5	350	525	1,393
Net Fortress revenue	5,173	2,520	17,891	9,702

National
Commissions	28,397	24,881	85,422	73,380
Net dealer inventory gains	482	1,789	5,601	6,666
Investment banking	19,271	8,942	43,012	26,595
Investment advisory	5,281	3,605	15,811	10,480
Interest and dividends	771	674	2,003	2,065
Transfer fees and clearing services	1,606	1,649	5,680	5,834
Tax preparation and accounting	2,444	2,527	6,835	6,527
Other	268	299	697	1,016
Total National revenue	58,520	44,366	165,061	132,563
Net revenue	63,693	46,886	182,952	142,265

Operating expenses
Fortress
Cost of goods sold - product revenue	1,406	505	4,546	1,852
Research and development	16,082	15,890	58,528	34,683
Research and development - licenses acquired	3,706	300	3,804	3,394
General and administrative	12,184	15,104	38,788	36,490
Total Fortress operating expenses	33,378	31,799	105,666	76,419

National
Commissions, compensation and fees	48,556	39,963	141,462	118,983
Clearing fees	451	470	1,772	1,826
Communications	856	690	2,429	2,094
Occupancy	738	972	2,834	2,916
Licenses and registration	861	391	2,028	1,223
Professional fees	1,076	1,082	3,047	3,336
Interest	26	5	30	13
Underwriting costs	43	–	230	–
Depreciation and amortization	871	507	2,587	1,513
Other administrative expenses	1,726	3,610	5,839	7,315
Total National operating expenses	55,204	47,690	162,258	139,219
Total operating expenses	88,582	79,489	267,924	215,638
Loss from operations	(24,889)	(32,603)	(84,972)	(73,373)

Other income (expenses)
Interest income	269	204	841	530
Interest expense and financing fee	(2,228)	(3,220)	(6,455)	(5,298)
Change in fair value of derivative liabilities	-	(639)	(7,931)	5,155
Change in fair value of subsidiary convertible note	(84)	(74)	26	(359)
Change in fair value of investments	(565)	270	(1,390)	(241)
Other expenses	(146)	(245)	(258)	(232)
Total other expenses	(2,754)	(3,704)	(15,167)	(445)
Loss before income taxes	(27,643)	(36,307)	(100,139)	(73,818)
Income tax expense	944	–	2,382	–
Net loss	(28,587)	(36,307)	(102,521)	(73,818)
Less: net loss attributable to non-controlling interests	(11,949)	(9,191)	(43,254)	(17,355)
Net loss attributable to common stockholders	$(16,638)	$(27,116)	$(59,267)	$(56,463)

Basic and diluted net loss per common share	$(0.37)	$(0.67)	$(1.36)	$(1.39)

Weighted average common shares outstanding-basic and diluted	44,818,186	40,724,115	43,578,763	40,547,364